Exhibit 10.80

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 29, 2015, is made by and between Strategic Hotels & Resorts, Inc., a Maryland corporation (the “Company”) and Ohana Holdings, L.L.C., a Delaware limited liability company (the “Stockholder”).

W I T N E S S E T H
WHEREAS, pursuant to the terms of that certain purchase and sale agreement, dated as of January 28, 2015, (the “Purchase and Sale Agreement”) by and among the Stockholder, Laguna Beach Luxury Hotel LLC, a Delaware limited liability company (“LBLH LLC” and together with the Stockholder, the “Ohana Parties”), the Company and SHR MLB, LLC, a Delaware limited liability company (the “Purchaser”, and together with the Company, the “SHR Parties”), the Purchaser has agreed to acquire the Montage Laguna Beach resort located in Laguna Beach, California, from LBLH LLC, and as partial consideration for such acquisition, the Company has agreed to issue an aggregate of 7,347,539 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) to the Stockholder, an affiliate of LBLH LLC (the “Transaction”); and
WHEREAS, the execution and delivery of this Agreement is a condition precedent to the SHR Parties’ and the Ohana Parties’ obligations to consummate the Purchase and Sale Agreement and the transactions contemplated thereby.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Article I
Restrictions on Transfer of Restricted Securities.
1.1.    Certain Definitions. For purposes of this Agreement,
(a)    “Agreement” has the meaning set forth in the Preamble.
(b)    “Closing Date” means the closing date of the Transaction.
(c)    “Common Stock” has the meaning set forth in the Recitals.
(d)    “Company” has the meaning set forth in the Preamble.
(e)    “Effectiveness Period” has the meaning set forth in Section 3.1(b).
(f)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.
(g)    “LBLH LLC” has the meaning set forth in the Recitals.

(h)    “Ohana Parties” has the meaning set forth in the Recitals.
(i)     “Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.
(j)    “Prospectus” means the prospectus or prospectuses included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectuses as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.
(k)    “Purchase and Sale Agreement” has the meaning set forth in the Recitals.
(l)    “Purchaser” has the meaning set forth in the Recitals.
(m)    “Registrable Securities” means (i) the Shares issued to the Stockholder in connection with the Transaction and (ii) any equity securities of the Company issued in respect of the shares described in clause (i), including without limitation, pursuant to any stock dividend, stock split or recapitalization of the Company. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) they have been distributed to the public pursuant to an offering registered under the Securities Act, (b) they have been sold in compliance with Rule 144, (c) they have been repurchased by the Company or any subsidiary thereof or (d) they may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, as determined by the Company, in consultation with its counsel.
(n)    “Registration Expenses” has the meaning set forth in Section 3.3.
(o)    “Rule 144” means Rule 144 promulgated under the Securities Act, as may be amended or interpreted from time to time, or any successor or similar rule as may be enacted by the SEC from time to time.
(p)    “SEC” shall mean the United States Securities and Exchange Commission.
(q)    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
(r)    “Selling Stockholder Information” with respect to the Stockholder, means (i) its name, address, number of shares of Registrable Securities being offered and the number of shares beneficially owned by the Stockholder (excluding any percentages) which are required to appear in the table (and corresponding footnotes) under the caption “Selling Stockholder” in the Prospectus and (ii) any additional information about or pertaining to the Stockholder reasonably requested by the Company which the Company believes, in good faith, is needed to satisfy the Company’s disclosure requirements under the Securities Act with respect to the Shelf Registration Statement.
(s)    “Shares” has the meaning set forth in the Recitals.

(t)    “Shelf Registration” shall mean a registration effected pursuant to Section 3.1(a) hereof.
(u)    “Shelf Registration Statement” means a “shelf” registration statement of the Company which covers all of the Registrable Securities, on any registration form then available to the Company, under Rule 415 under the Securities Act, or any successor or similar rule that may be adopted by the SEC, and all amendments, supplements and replacements (if any, to the extent any prior such registration statement expires) to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein. For the avoidance of doubt, “Shelf Registration Statement” includes any prospectus supplement to an effective Automatic Shelf Registration Statement (as such term is defined in Rule 405 of the Securities Act) that effects the resale registration of the Registrable Securities provided that such prospectus supplement shall only identify the Stockholder.
(v)    “SHR Parties” has the meaning set forth in the Recitals.
(w)    “Stockholder” has the meaning set forth in the Preamble.
(x)    “Suspension Period” has the meaning set forth in Section 3.2(a)(viii).
(y)    “Transaction” has the meaning set forth in the Recitals.
ARTICLE II
Legends
2.1.    Securities Act Legend. Each certificate representing securities of the Company will bear a legend substantially in the following form:
“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL, OR IF PURSUANT TO RULE 144, A WRITTEN STATEMENT, SATISFACTORY TO THE ISSUER, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.”
ARTICLE III
Registration
3.1.    Shelf Registration Statement.
(a)    Registration Requirement. As soon as reasonably practicable but not later than the fifth business day after the Closing Date, the Company shall file with the SEC a Shelf Registration Statement meeting the requirements of the Securities Act and, unless such Shelf Registration Statement shall become immediately effective, use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC. The Stockholder shall not be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until the Stockholder furnishes to the Company in writing, within 2 (two) business days after receipt of a request therefor, the Selling Stockholder Information. The Stockholder agrees to furnish to the Company all Selling Stockholder Information with respect to the Stockholder necessary to make the Selling Stockholder Information previously furnished to the Company by the Stockholder not materially misleading.
(b)    Effectiveness Requirement. The Company will use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier of (i) the first anniversary of the Closing Date and (ii) such time when the Shares cease to be Registrable Securities (the “Effectiveness Period”).
3.2.    Shelf Registration Procedures.
(a)    Company Obligations. In accordance with the registration obligations of the Company under Sections 3.1 hereof, the Company will, as applicable:
(i)    file with the SEC a Shelf Registration Statement no later than the fifth business day after the Closing Date and, unless such Shelf Registration Statement shall become immediately effective, use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC;
(ii)    as promptly as reasonably practicable, prepare and file with the SEC such amendments or post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective during the Effectiveness Period (except as otherwise set forth herein); and cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;
(iii)    at least two (2) day prior to the filing of the Shelf Registration Statement, or any Prospectus, amendment or supplement thereto, furnish a copy thereof to the Stockholder or its counsel;
(iv)    deliver to the Stockholder, without charge, as many copies of the Prospectus as it may reasonably request (the Company hereby consenting to the use of each such Prospectus by the Stockholder in connection with the offering and sale of the Registrable Securities covered by such Prospectus) and a reasonable number of copies of the Shelf Registration Statement and any post-effective amendments thereto and any supplements to the Prospectus, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);
(v)    use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Stockholder reasonably requests and keep such registration or qualification effective during the Effectiveness Period, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause, (ii) to subject itself to taxation in any such jurisdiction, (iii) to consent to general service of process in any such jurisdiction or (iv) to comply with requirements under so-called “fair, just and equitable standards” under state securities laws;
(vi)    notify the Stockholder and its counsel (A) when the Shelf Registration Statement covering such Registrable Securities has become effective and when any post-effective amendments thereto become effective; (B) of any written request by the SEC or any state securities authority for amendments and supplements to such Shelf Registration Statement or Prospectus or for additional information after such Shelf Registration Statement has become effective; and (C) of the issuance or threatened issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the qualification of the Registrable Securities in any jurisdiction described in Section 3.2(a)(v) hereof or the initiation of any proceedings for that purpose;
(vii)    file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable the Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144;
(viii)    notify the Stockholder, at any time that a prospectus covered by the Shelf Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge and as a result of which the prospectus included in the Shelf Registration Statement as then in effect would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Stockholder, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Stockholder, such prospectus, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that at any time, upon written notice to the Stockholder and for a period not to exceed ninety (90) days in the aggregate during the Effectiveness Period (the “Suspension Period”), the Company may suspend the use or effectiveness of a Shelf Registration Statement (and the Stockholder hereby agrees not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information, developments or events (including, but not limited to, a pending or contemplated merger or acquisition, disposition or other material transaction or similar event) involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could constitute a material misstatement or omission. If so directed by the Company, the Stockholder registering shares under any registration statement shall (i) not offer to sell any Registrable Securities pursuant to any such registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension (and, if required, until the Stockholder receives copies of the supplemented or amended Prospectus) and (ii) use commercially reasonable efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Stockholder’s possession, of the Prospectus relating to such Registrable Securities current at the time of receipt of such notice. The Company covenants and agrees that it shall not deliver such notice with respect to the Suspension Period unless Company employees, officers and directors and any other holders of registration rights with respect to the Company’s Common Stock are also prohibited by the Company for the duration of such Suspension Period from effecting any public sales of shares of Common Stock beneficially owned by them, if such holders of registration rights sell pursuant to a registration statement;
(ix)    cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority, Inc.;
(x)    cause all securities covered by such Shelf Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;
(xi)    provide a transfer agent and registrar for all securities covered by the Shelf Registration Statement not later than the effective date of the Shelf Registration Statement and thereafter maintain such a transfer agent and registrar;
(xii)    take all such other actions as may be reasonably required to expedite or facilitate the disposition of the securities covered by the Shelf Registration Statement; and
(xiii)    take reasonable efforts to prevent the entry of any stop order suspending the effectiveness of a registration statement, and upon the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the Shelf Registration Statement for sale in any jurisdiction, the Company will use commercially reasonable efforts promptly to obtain the withdrawal of such order.
(b)    Selling Stockholder Obligations. In addition to the other obligations of the Stockholder contained herein, the Stockholder agrees that the Company may require the Stockholder to furnish to it the Selling Stockholder Information and any other information that may be required by the Staff of the SEC to be included in the applicable Shelf Registration Statement, the Company may exclude from such registration the Registrable Securities if the Stockholder fails to furnish such information within two (2) business days after receiving such request, and the Company shall have no obligation to register under the Securities Act the Registrable Securities if the Stockholder fails to furnish such information.
3.3.    Registration Expenses. The Company will pay the Registration Expenses in connection with the Shelf Registration Statement. All other expenses will be paid by the Stockholder, including, without limitation, any legal fees and expenses of their counsel or other advisors and any underwriting discounts and commissions and taxes of any kind (including without limitation, transfer taxes) relating to any disposition, sale or transfer of Registrable Securities. The term “Registration Expenses” means any and all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and expenses of counsel for the Company.
3.4.    Indemnification; Contribution.
(a)    Indemnification by the Company. In connection with any Shelf Registration Statement, the Company agrees to indemnify and hold harmless, to the full extent permitted by law, the

Stockholder, its officers, directors, members, and employees and each Person who controls the Stockholder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any such registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or (B) in any application or other document or communication (in this Section 3.4 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made in the case of any prospectus) not misleading, or (iii) any violation or alleged violation by the Company in connection with any offering under this Agreement of the federal securities laws, any applicable state law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law, and the Company will reimburse the Stockholder and each such director, officer, member and employee for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of, is based upon, is caused by, or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by the Stockholder or other indemnified party expressly for use therein or by the Stockholder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Stockholder with a sufficient number of copies of the same; provided, further, that the indemnification required by this Section 3.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.
(b)    Indemnification by the Stockholder. In connection with any Shelf Registration Statement, the Stockholder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, will indemnify and hold harmless the Company, and each of its directors, officers, agents retained in connection with the transactions contemplated hereby, employees, and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made in the case of any prospectus) not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by the Stockholder expressly for use therein (including, for the avoidance of doubt, the Selling Stockholder Information), or

(iii) any violation or alleged violation by the Stockholder in connection with any offering under this Agreement of the federal securities laws, any applicable state law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; provided, however, that the liability of the Stockholder under this Section 3.4(b) shall be limited to the net proceeds (before expenses) received by it from the sale of Registrable Securities pursuant to such registration statement.
(c)    Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 3.4 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 3.4, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel retained by the indemnifying party (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if it prejudices or results in forfeiture of rights or defenses, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.4, to the extent of any damage directly suffered by the indemnifying party as a result thereof. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties. No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.
(d)    Contribution. If the indemnification required by this Section 3.4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 3.4:
(i)    The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 3.4(a) and Section 3.4(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Notwithstanding the foregoing, the liability of the Stockholder under this Section 3.4(d) shall be limited to the net proceeds (before expenses) received by it from the sale of securities pursuant to the applicable registration statement.
(ii)    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 3.4(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)    Full Indemnification. If indemnification is available under this Section 3.4, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 3.4 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 3.4(d)(i) hereof.
(f)    Survival. The obligations of the Company and the Stockholder under this Section 3.4 shall survive the completion of any offering of securities pursuant to a registration statement under this Agreement, and otherwise.
ARTICLE IV
Miscellaneous Provisions.
4.1.    Termination. Notwithstanding anything to the contrary set forth herein, this Agreement will terminate and be of no further force or effect (except as provided and contemplated in Sections 3.3, 3.4 and Article IV) upon the expiration of the Effectiveness Period.
4.2.    Notices. Any notice, request, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given: (a) on the date established by the sender as having been delivered personally, (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier, (c) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the next business day, or (d) on the fifth business day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:
If to the Company:    Strategic Hotels & Resorts, Inc.
200 West Madison Street, Suite 1700
Chicago, IL 60606
Attn: General Counsel
Facsimile: (312) 658-5799

with a copy (which will not constitute notice) to:

Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Attn: Yariv Katz, Esq.

If to the Stockholder:
To the address for the Stockholder on the books and records of the Company as the same may be changed from time to time by notice from such Stockholder to the Company in accordance with this Section 4.2.

with a copy (which will not constitute notice) to:

Dentons US, LLP
2398 E. Camelback Road, Suite 850
Phoenix, Arizona 85016
Attention: Richard F. Ross, Esq.

4.3.    No Third Party Beneficiaries. Nothing in this Agreement will create, confer or be deemed to create or confer any third party beneficiary rights in any person or other legal entity not party to this Agreement.
4.4.    Assignment. The rights and obligations of the Stockholder pursuant to this Agreement are not assignable. Any attempted assignment of such rights and obligations in violation of this Section 4.4 will be null and void. The provisions of this Agreement will be binding upon and inure to the benefit of the parties and their respective successors.
4.5.    Amendment. No amendment, modification or supplement of or to this Agreement will be effective unless made in writing and signed by the Company and the Stockholder.
4.6.    Waivers. No waiver of any provision of this Agreement, or consent to any departure from its terms, will be effective unless made in writing and signed by the party giving such waiver or consent. No action (other than a waiver) taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver, by the party taking such action, of the other party’s compliance with any covenant or agreement contained in this Agreement. No delay or omission on the part of any party in exercising any right or remedy under this Agreement will operate as a waiver thereof or of any other right or remedy. No waiver by any party of any right or remedy under this Agreement on any one occasion will be deemed a bar to or waiver of the same or any other right or remedy on any future occasion. No partial exercise of any right or remedy under this Agreement by any party will preclude any further exercise thereof or the exercise of any other right or remedy.
4.7.    Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.

4.8.    Interpretation.
(a)    The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.
(b)    The terms “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.
(c)    When a reference is made in this Agreement to an Article or Section, such reference is to an Article or Section of this Agreement unless otherwise specified.
(d)    The words “include”, “includes”, and “including” when used in this Agreement shall be deemed to be followed by the words “without limitation”, unless otherwise specified.
(e)    A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns.
(f)    Reference to any “law” means such law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.
(g)    The parties have participated jointly in the negotiation and drafting of this Agreement. Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.
4.9.    Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.10.    Business Days. If the last or appointed day for the taking of any action required under this Agreement, or the expiration of any right granted in this Agreement, is a Saturday, Sunday or legal holiday in the State of Delaware, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday in the State of Delaware.
4.11.    Entire Agreement. This Agreement represents, and is intended to be, a complete statement of all of the terms and the arrangements between the Company and the Stockholder with respect to the matters provided for herein, supersedes any and all previous oral or written and all contemporaneous oral agreements, understandings, negotiations and discussions between the Company and the Stockholder with respect to those matters.
4.12.    Remedies. All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by applicable law. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach by a party of the provisions of this Agreement and that the any party may in its sole discretion apply to a court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief to enforce or prevent violation of the provisions of this Agreement.
4.13.    Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
4.14.    Counterparts. This Agreement may be executed in counterparts, and any party hereto may execute such counterpart, each of which when executed and delivered shall be deemed to be an original and both of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when all parties hereto shall have received a counterpart hereof signed by the other parties hereto. The parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile signatures with original copies to follow by mail or courier service.
* * * Remainder of Page Intentionally Left Blank * * *

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date and year first written above.
STRATEGIC HOTELS & RESORTS, INC.
By:    /s/ Jonathan P. Stanner
Name:    Jonathan P. Stanner
Title:    SVP, Capital Markets, Acquisitions & Treasurer
OHANA HOLDINGS, L.L.C.

By:    /s/ G. Christopher Smith
Name:    G. Christopher Smith
Title:    Vice President